Exhibit 99.2

YEAR-END 2008 EARNINGS REVIEW Paul M. Barbas President and Chief Executive Officer Frederick J. Boyle Senior Vice President, Chief Financial Officer, Treasurer and Controller

Investor Relations Contact Craig Jackson Assistant Treasurer (937) 259-7033 craig.jackson@dplinc.com Notice Regarding Forward-Looking Statements Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in this presentation that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond our control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, natural gas, oil, and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; performance of our suppliers and other counterparties; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels and regulations, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development and operation of Regional Transmission Organizations (RTOs), including PJM Interconnection, L.L.C. (PJM) to which DPL’s operating subsidiary The Dayton Power and Light Company (DP&L) has given control of its transmission functions; changes in our purchasing processes, pricing, delays, employee, contractor, and supplier performance and availability; significant delays associated with large construction projects; growth in our service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

Investor Relations Contact Craig Jackson Assistant Treasurer (937) 259-7033 craig.jackson@dplinc.com Non-GAAP Financial Measures This presentation contains non-GAAP financial measures as defined under SEC Regulation G. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States (GAAP). DPL’s earnings per share is prepared in accordance with GAAP and represent the company’s earnings per share as reported in DPL’s financial statements filed with the Securities and Exchange Commission. Adjusted earnings per share is a non-GAAP financial measure. DPL’s management believes that adjusted earnings per share information is relevant and useful information to our investors as this measure excludes certain one-time items. Management feels this is a meaningful analysis of our financial performance as it is not obscured by unique large factors or one-time events. This non-GAAP measure is also used by management in evaluating the company’s ongoing operating performance. Adjusted earnings per share is not a substitute for measures determined in accordance with GAAP, and may not be comparable to adjusted earnings per share amounts reported by other companies. This presentation includes a reconciliation of the non-GAAP financial measure of adjusted earnings per share to the comparable GAAP financial measure of earnings per share.

Electric Security Plan

ESP continues through end of 2012. Implement a fuel recovery rider beginning in 2010. Non-bypassable RSS charge, previously approved by the PUCO through 2010, will continue through 2012. Electric Security Plan (ESP) Stipulation Key Elements

Distribution and generation base rates remain frozen through 2012. Can request approval of riders for: Changes in regulatory and tax law Storm damage Costs associated with new climate change or carbon laws/regulations Transmission Cost Recovery Rider (TCRR) costs RTO costs not included in TCRR Electric Security Plan (ESP) Stipulation Key Elements (continued)

Implement energy efficiency program rider effective in the second quarter of 2009. File a revised AMI / Smart Grid plan by September 2009. File an ESP or Market Rate Option (MRO) by March 2012, to be effective January 2013. Electric Security Plan (ESP) Stipulation Key Elements (continued)

2008 Highlights / 2009 Objectives

2008 Highlights Accomplishments Non-GAAP earnings per share of $2.05.(1) Completed the DP&L-managed scrubber program in 2nd Quarter 2008. Realized significant gains on coal and emission allowance sales. Collective bargaining agreement. Announced a quarterly dividend increase from $0.275 to $0.285 per share resulting in an annualized dividend of $1.14 per share. (1) A reconciliation to GAAP earnings per share of $2.12 is included on page 13 of this presentation.

2008 Highlights Challenges Economic conditions Generation outages Beckjord outage impacted earnings by approximately $20mm or $0.12 per share September windstorm Credit markets

2009 Objectives Implement the ESP. Manage coal costs. 100% hedged for committed burn through 2010 2009 estimated average coal contract cost of $45 per ton(1) Improve plant performance. Control operation and maintenance costs. Maintain strong liquidity position. (1) Coal cost per ton is net of coal sale gains.

2008 Financial Results

Earnings Per Share (GAAP) For the Twelve Months ended December 31, 2008 and 2007 Twelve Months Ended December 31, Diluted 2008 2007 Earnings from Continuing Operations $2.12 $1.80 Earnings from Discontinued Operations $- $0.08 Total Diluted $2.12 $1.88 Average Diluted Shares Outstanding 115.4 117.8 (in millions) Twelve Months Ended December 31, Basic 2008 2007 Earnings from Continuing Operations $2.22 $1.97 Earnings from Discontinued Operations $- $0.09 Total Basic $2.22 $2.06 Average Basic Shares Outstanding 110.2 107.9 (in millions)

Adjusted Diluted Earnings Per Share (Non-GAAP) For the Twelve Months Ended December 31, 2008 and 2007 Non-GAAP Earnings Per Share Reconciliation Twelve Months Ended December 31, 2008 2007 Diluted Earnings per share from continuing operations (GAAP) $2.12 $1.80  Adjustments: Executive litigation settlement -- (0.17) AEGIS insurance recovery -- (0.07) Gain on corporate aircraft sale -- (0.03) Ohio tax settlement (0.07) --  Adjusted diluted earnings per share from continuing operations $2.05 $1.53 (Non-GAAP)

2008 Financial Results For the Twelve Months Ended December 31, 2008 and 2007 2008 Earnings Drivers (a) Gross Margin Higher average retail and wholesale rates; and Net gains on emission allowance and coal sales offset by Lower retail and wholesale sales volumes; and Higher average purchased power rates. (b) O&M Lower legal costs; Decrease in deferred compensation costs; and Decrease in ESOP expense; offset by AEGIS insurance recovery in 2007; Gain on sale of aircraft in 2007; and Higher generation plant costs.  (c) Other Operating Expenses Higher general taxes due to higher assessed property values and increased property tax rates. (d) Interest Expense Lower capitalized interest; offset by Lower interest expense due to the redemption of long-term debt. (e) Income Taxes Ohio tax settlement that occurred in 2008; and Phase-out of the Ohio Franchise Tax. For the Twelve Months Ended December 31, 2008 and 2007 $ in millions 2008 2007 Gross Margin $ 981.2 $ 900.3 (a) Operating expenses Operation and maintenance 272.5 272.8 (b) Other operating expenses 273.2 257.4 (c) Total operating expenses 545.7 530.2 Operating income 435.5 370.1 Other income / (expense), net Investment income 3.6 11.3 Net gain on settlement of executive litigation - 31.0 Interest expense (90.7) (81.0) (d) Other income (deductions) (1.0) 2.9 Total other income / (expense), net (88.1) (35.8) Earnings before income tax 347.4 334.3 Income tax expense 102.9 122.5 (e) Earnings from continuing operations $ 244.5 $ 211.8

Liquidity, Cash Flow and Capital Outlook February 27, 2009

As of December 31, 2008 Liquidity position remains strong. No funds drawn on the credit facility as of December 31, 2008. Credit facility matures November 2011. Liquidity and Cash Flow Total Liquidity ($ in millions) Cash and Cash Equivalents $62.5 Restricted Funds 14.5 Short-term Investments 5.0 Total 82.0 Available Revolving Credit Facility 220.0 Total Liquidity $302.0

2009 - 2011 Capital Outlook Construction Additions ($ in millions) Total 2009 to 2011 construction additions estimated to be $475 million. $0 $50 $100 $150 $200 $250 $300 $350 2007A 2008A 2009E 2010E 2011E

2009 Earnings Guidance Revised 2009 earnings from continuing operations revised to $2.00 to $2.30 per share. Change from previous guidance of $2.00 to $2.60 per share reflects terms of the ESP stipulation agreement which is pending PUCO approval.